UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
October 30, 2006

       BNC Mortgage Loan Trust 2006-2
(Issuing Entity)

            Structured Asset Securities Corporation
(Exact Name of Depositor as Specified in its Charter)

       Lehman Brothers Holdings Inc.
(Exact Name of Sponsor as Specified in its Charter)

            Structured Asset Securities Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-133985	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, NY (Address of Principal Executive Offices)	10019 (Zip Code)

Registrant’s telephone number, including area code: (212) 526-7000

                                            No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

The Registrant registered offerings of its BNC Mortgage Loan Trust 2006-2 Mortgage Pass-Through Certificates, Series 2006-2 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-133985) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant issued $773,981,000 aggregate principal amount of Class A1, Class A2, Class A3, Class A4, Class A5, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8 and Class M9 Certificates of its BNC Mortgage Loan Trust 2006-2 Mortgage Pass-Through Certificates, Series 2006-2 on September 29, 2006. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated September 13, 2006, as supplemented by the Prospectus Supplement dated October 26, 2006 (the “Prospectus Supplement”), to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

On October 26, 2006, the following classes of certificates in the following amounts were sold by the Registrant to affiliates of the Registrant in private placements in reliance on Section 4(2) of the Securities Act of 1933:

Class	Initial Principal Balance
Class B1	$9,615,000
Class B2	$6,810,000
Class X	N/A
Class P	N/A
Class R	N/A
Class LT-R	N/A

The net proceeds from the sale of these certificates were applied by the registrant toward the purchase of the mortgage loans constituting the pool assets.

The Certificates were issued pursuant to a Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of September 1, 2006, among Structured Asset Securities Corporation, as depositor, Clayton Fixed Income Services Inc., as Credit Risk Manager, Aurora Loan Services LLC, as Master Servicer, Wells Fargo Bank, N.A., as Securities Administrator, and U.S. Bank National Association, as Trustee. The “Certificates” consist of the following classes: Class A1, Class A2, Class A3, Class A4, Class A5, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, Class B1, Class B2, Class X, Class P, Class LT-R and Class R. The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of two pools of certain conventional, first and second lien, adjustable and fixed rate, fully amortizing and balloon, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $801,222,604 as of October 1, 2006. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

Item 9.01. Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

4.1
Trust Agreement dated as of October 1, 2006, among Structured Asset Securities Corporation, as Depositor, Clayton Fixed Income Services Inc., as Credit Risk Manager, Aurora Loan Services LLC, as Master Servicer, Wells Fargo Bank, N.A., as Securities Administrator, and U.S. Bank National Association, as Trustee.

99.1	Mortgage Loan Sale and Assignment Agreement dated as of October 1, 2006, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2
Subservicing Agreement dated as of October 1, 2006, by and among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services LLC, as Master Servicer, Option One Mortgage Corporation, as Servicer, and acknowledged by U.S. Bank National Association, as Trustee.

99.3
Securitization Subservicing Agreement dated as of October 1, 2006, by and among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services LLC, as Master Servicer, Wells Fargo Bank, N.A., as Servicer, and acknowledged by U.S. Bank National Association, as Trustee.

99.4	The Mortgage Guaranty Insurance Corporation Mortgage Guaranty Master Policy (No. 22-590-4-3651) including Endorsement.

99.5	Primary Mortgage Insurance Co. Bulk Primary First Lien Master Policy 21046-0031-0, UW 2510.00 (09/00) including Endorsement; PMI Bulk Deal No. 2006-0911.

99.6
Interest Rate Swap Agreement (Reference No. 4039611), dated as of October 30, 2006, including schedule to the master agreement and confirmation, between ABN AMRO Bank N.V., and the Supplemental Interest Trust, BNC Mortgage Loan Trust 2006-2 Mortgage Pass-Through Certificates, Series 2006-2.

99.7
Interest Rate Cap Agreement (Reference No. 4039454), dated as of October 30, 2006, including schedule to the master agreement and confirmation, between ABN AMRO Bank N.V., and the Supplemental Interest Trust, BNC Mortgage Loan Trust 2006-2 Mortgage Pass-Through Certificates, Series 2006-2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES CORPORATION

By:	/s/ Ellen V. Kiernan
Name: Ellen V. Kiernan
Title: Senior Vice President

Dated: October 30, 2006

EXHIBIT INDEX

Exhibit No.	Description

4.1
Trust Agreement dated as of October 1, 2006, among Structured Asset Securities Corporation, as Depositor, Clayton Fixed Income Services Inc., as Credit Risk Manager, Aurora Loan Services LLC, as Master Servicer, Wells Fargo Bank, N.A., as Securities Administrator, and U.S. Bank National Association, as Trustee.

99.1	Mortgage Loan Sale and Assignment Agreement dated as of October 1, 2006, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2
Subservicing Agreement dated as of October 1, 2006, by and among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services LLC, as Master Servicer, and Option One Mortgage Corporation, as Servicer.

99.3
Securitization Subservicing Agreement dated as of October 1, 2006, by and among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services LLC, as Master Servicer, and Wells Fargo Bank, N.A., as Servicer.

99.4	The Mortgage Guaranty Insurance Corporation Mortgage Guaranty Master Policy (No. 22-590-4-3651) including Endorsements.

99.5	Primary Mortgage Insurance Co. Bulk Primary First Lien Master Policy 21046-0031-0, UW 2510.00 (09/00) including Endorsement; PMI Bulk Deal No. 2006-0911.

99.6
Interest Rate Swap Agreement (Reference No. 4039611), dated as of October 30, 2006, including schedule to the master agreement and confirmation, between ABN AMRO Bank N.V., and the Supplemental Interest Trust, BNC Mortgage Loan Trust 2006-2 Mortgage Pass-Through Certificates, Series 2006-2.

99.7
Interest Rate Cap Agreement (Reference No. 4039454), dated as of October 30, 2006, including schedule to the master agreement and confirmation, between ABN AMRO Bank N.V., and the Supplemental Interest Trust, BNC Mortgage Loan Trust 2006-2 Mortgage Pass-Through Certificates, Series 2006-2.